UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 15, 2024 (February 11, 2024)

DRAFTKINGS INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction
of incorporation)

001-41379
(Commission
File Number)

87-2764212
(IRS Employer
Identification No.)

222 Berkeley Street, 5th Floor
Boston, MA 02116
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (617) 986-6744

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	DKNG	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 11, 2024, DraftKings Inc., a Nevada corporation (the “Company” or “DraftKings”), JackPocket Inc., a Delaware corporation (“Jackpocket”), DraftKings Holdings Inc., a Nevada corporation and a direct wholly-owned subsidiary of DraftKings (“DK HoldCo”), Fortune Merger Sub Inc., a Delaware corporation and a direct wholly-owned subsidiary of DK HoldCo (“Merger Sub I”), Fortune Merger Sub LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of DK HoldCo (“Merger Sub II” and, together with Merger Sub I, the “Merger Subs”) and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as representative, agent and attorney-in-fact of the Jackpocket securityholders, entered into an agreement and plan of merger and plan of reorganization (the “Merger Agreement”).

The Merger Agreement and the transactions contemplated therein (the “Transactions”) were (i) approved and declared fair and advisable to, and in the commercial interests of, DraftKings by the board of directors of DraftKings and (ii) approved and declared advisable and fair to, and in the best interests of, Jackpocket and its stockholders by the board of directors of Jackpocket (the “Jackpocket Board”).

Merger Agreement

Transaction Structure & Merger Consideration

On the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub I will merge with and into Jackpocket (the “Initial Merger”), and upon consummation of the Initial Merger, Merger Sub I will cease to exist and Jackpocket will become a direct wholly-owned subsidiary of DK HoldCo. As part of the same overall series of related transactions, promptly following the Initial Merger, Jackpocket (as the surviving company of the Initial Merger (the “Initial Surviving Company”)) will merge with and into Merger Sub II (the “Subsequent Merger” and, together with the Initial Merger, the “Mergers”), and upon the consummation of the Subsequent Merger, the Initial Surviving Company will cease to exist, and Merger Sub II will survive as a direct wholly-owned subsidiary of DK HoldCo and change its name to “Jackpocket LLC”.

On the terms and subject to the conditions set forth in the Merger Agreement, DraftKings has agreed to acquire Jackpocket for aggregate consideration of $750,000,000, of which (a) approximately $412,500,000 will be in the form of cash (the “Cash Consideration”), subject to customary purchase price adjustments, and (b) approximately $337,500,000 will be in the form of shares (the “Stock Consideration”) of Class A common stock of DraftKings, par value $0.0001 per share (the “Class A Common Stock”); provided that (i) holders of shares of Jackpocket capital stock held by unaccredited investors will receive additional Cash Consideration in lieu of Stock Consideration in respect of their Jackpocket capital stock and (ii) holders of shares of Jackpocket capital stock held by accredited investors will receive merger consideration that reflects a corresponding reduction in Cash Consideration and increase in Stock Consideration in respect of their Jackpocket capital stock. The Stock Consideration will be subject to a collar mechanism based on the volume-weighted average of the closing price per share of the Class A Common Stock for the thirty (30) consecutive full trading days ending on the second trading day immediately preceding the closing date of the Initial Merger (the “Closing Trading Price”). In the event that the Closing Trading Price is greater than or equal to $31.68 but less than or equal to $42.86, the aggregate Stock Consideration will be a variable number of shares of Class A Common Stock to deliver a value of $337,500,000. In the event that the Closing Trading Price is greater than $42.86 or less than $31.68, the aggregate Stock Consideration will be a fixed number of approximately 7,874,806 shares of Class A Common Stock and approximately 10,654,149 shares of Class A Common Stock, respectively; provided, however, that if the Stock Consideration is less than 40% of the aggregate consideration as determined at the closing date, then the Stock Consideration will be increased and the Cash Consideration will be decreased to the minimum extent necessary such that the Stock Consideration comprises at least 40% of the aggregate consideration as so determined, subject to certain limitations described in the Merger Agreement. DraftKings intends to issue the shares of Class A Common Stock described herein in reliance upon the exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended, in light of the character and number of Jackpocket securityholders that will receive Class A Common Stock as part of the merger consideration, the disclosure afforded to Jackpocket securityholders and the absence of any general solicitation or advertising in connection with the Transactions. A portion of the Cash Consideration will be held in escrow to (i) secure the obligation of Jackpocket securityholders to pay certain purchase price adjustment obligations following the closing of the Initial Merger (the “Closing”) and (ii) secure the indemnification obligations of the Jackpocket stockholders with respect to certain matters following the Closing.

Treatment of Jackpocket Options

At the Initial Effective Time (as defined in the Merger Agreement), each outstanding option to purchase shares of Jackpocket common stock, $0.00001 par value (the “Jackpocket Shares”, and each such option to purchase Jackpocket Shares a “Jackpocket Option”), under the Jackpocket Inc. 2013 Equity Incentive Plan, whether vested or unvested, by virtue of the Initial Merger and without any required action on the part of the holder thereof or the parties to the Merger Agreement, will be treated as follows:

•Each outstanding and unexercised Jackpocket Option that, as of immediately prior to the Initial Effective Time, has a per share exercise price that is less than the Per Share Closing Consideration (as defined in the Merger Agreement) and that is not subject to performance vesting conditions (collectively, the “In-the-Money Options”) will be converted into an option to purchase a number of shares of Class A Common Stock, as determined in accordance with the terms of the Merger Agreement. Except as provided in the Merger Agreement, the In-the-Money Options will be governed by the same terms and conditions (including vesting and exercisability terms) as were applicable immediately prior to the Initial Effective Time.

•Each outstanding and unexercised Jackpocket Option that, as of immediately prior to the Initial Effective Time, has a per share exercise price that is equal to or greater than the Per Share Closing Consideration will be cancelled for no consideration.

•Each outstanding and unvested Jackpocket Option that is subject to performance vesting conditions as of immediately prior to the Initial Effective Time will be cancelled for no consideration or payment.

Representations and Warranties and Covenants

The Merger Agreement contains customary representations and warranties from DraftKings, Jackpocket, DK HoldCo and the Merger Subs and each of the foregoing has agreed to customary covenants, including, among others, covenants relating to the conduct of its business prior to the closing and the use of commercially reasonable efforts to consummate the Transactions.

Following the execution of the Merger Agreement, Jackpocket delivered to DraftKings written consents executed by Jackpocket stockholders holding a majority of the voting power of the issued and outstanding shares of Jackpocket capital stock and a majority of the issued and outstanding Jackpocket preferred stock (excluding the holders of Jackpocket Series D-3 preferred stock) adopting the Merger Agreement (the “Required Stockholder Approval”).

Under the terms of the Merger Agreement, DraftKings will, within fifteen business days of the Closing, file a resale registration statement on Form S-3 or other appropriate form covering the resale of the shares of Class A Common Stock to be issued to eligible Jackpocket stockholders in the Transactions.

Among other things, the Merger Agreement also prohibits Jackpocket from soliciting, recommending or consummating any competing acquisition proposal with any third party. In addition, the Jackpocket Board may not change its recommendation that its stockholders approve the Transactions (a “Change of Recommendation”), and Jackpocket must notify DraftKings if it receives a competing acquisition proposal within 24 hours of receipt of such proposal.

Closing Conditions

The Closing is subject to customary closing conditions, including: (i) the adoption of the Merger Agreement by the holders of the requisite number of shares of Jackpocket capital stock, (ii) expiration or early termination of the waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvement Act of 1976 and the receipt of certain other regulatory approvals identified by the parties, (iii) the absence of any law or governmental order making illegal or prohibiting the consummation of the Transactions or causing the Transactions to be rescinded following their consummation, (iv) the accuracy of the representations and warranties contained in the Merger Agreement (subject to customary materiality qualifiers) of the other party, (v) performance in all material respects by the other party of its covenants under the Merger Agreement, (vi) the absence of any

Material Adverse Effect (as defined in the Merger Agreement) on the other party, (vii) continued employment of at least 80% of certain Jackpocket employees identified by the parties, which must include certain employees specified by the parties, (viii) the continued operations of Jackpocket and its subsidiaries in certain jurisdictions specified by the parties, (ix) Jackpocket’s delivery to DraftKings of support agreements from Jackpocket stockholders comprising no less than ninety percent (90%) of the outstanding Jackpocket capital stock (which shall include, among other things, agreements not to transfer all or a portion of the Class A Common Stock received by such stockholders in the Transactions prior to the six-month anniversary of the Closing), (x) Jackpocket’s delivery to DraftKings of written consents from Jackpocket stockholders sufficient to satisfy the Required Stockholder Approval (which has been received prior to the date of this Current Report on Form 8-K), (xi) Jackpocket’s delivery to DraftKings of consents, amendments, waivers or other arrangements specified by the parties with respect to certain contracts identified by the parties and (xii) delivery by the parties of certain other customary closing agreements and certificates.

Termination Rights

The Merger Agreement may be terminated by DraftKings or Jackpocket under certain circumstances, including (i) by mutual written consent of DraftKings and Jackpocket, (ii) by either DraftKings or Jackpocket if (x) the Closing has not occurred on or before November 11, 2024, subject to two extensions of three months each under certain circumstances, or (y) the non-terminating party breaches the Merger Agreement such that certain closing conditions would not be satisfied, subject to a cure period or (iii) by DraftKings if (x) the Jackpocket Board has made a Change of Recommendation or (y) Jackpocket fails to timely deliver to DraftKings the written consents from Jackpocket stockholders sufficient to satisfy the Required Stockholder Approval.

The summary of the Merger Agreement and the transactions contemplated thereby in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by the terms and conditions of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition.

On February 15, 2024, DraftKings issued a press release announcing the Company’s financial results for the quarter and year ended December 31, 2023.

A copy of DraftKings’ press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in this Item 2.02. The information and exhibit contained in this Item 2.02 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 3.02. Unregistered Sale of Equity Securities.

The disclosure under Item 1.01 of this Current Report on Form 8-K relating to the Merger Agreement and the issuance of Class A Common Stock thereunder is incorporated into this Item 3.02 by reference.

Item 7.01. Regulation FD Disclosure.

On February 15, 2024 DraftKings and Jackpocket issued a joint press release, a copy of which is attached hereto as Exhibit 99.2, announcing DraftKings’ and Jackpocket’s entry into the Merger Agreement and related matters.

The information in this Item 7.01, including Exhibit 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibit 99.2.

Cautionary Statement Regarding Forward-Looking Statements

The statements in this Current Report on Form 8-K may contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, including statements about the Company, Jackpocket and their respective industries that involve substantial risks and uncertainties. All statements, other than statements of historical fact, contained in this Current Report on Form 8-K, including statements regarding guidance, DraftKings’ and Jackpocket’s consummation of the Transactions and future results of operations or financial condition, strategic plans and focus, user growth and engagement, product initiatives, and the objectives and expectations of management for future operations (including launches in new jurisdictions and the expected timing thereof), are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “confident,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “forecast,” “going to,” “intend,” “may,” “plan,” “poised,” “potential,” “predict,” “project,” “propose,” “should,” “target,” “will,” or “would” or the negative of these words or other similar terms or expressions. DraftKings cautions you that the foregoing may not include all of the forward-looking statements made in this press release.

You should not rely on forward-looking statements as predictions of future events. DraftKings has based the forward-looking statements contained in this press release primarily on its current expectations and projections about future events and trends, including the current macroeconomic environment, that it believes may affect its and Jackpocket’s business, financial condition, results of operations, and prospects. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside DraftKings’ and Jackpocket’s control and that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include, but are not limited to, the outcome of any legal proceedings that may be instituted against DraftKings and Jackpocket following the announcement of the Merger Agreement and the Transactions; the inability to complete the Transactions, including due to failure to obtain the requisite approvals of applicable regulatory authorities or the failure to satisfy certain other conditions to closing in the Merger Agreement; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement or could otherwise cause the Transactions to fail to close; the risk that the Transactions disrupt current plans or operations as a result of the announcement and consummation of the Transactions; the ability to recognize the anticipated benefits of the Transactions, which may be affected by, among other things, competition and the ability of DraftKings and Jackpocket to grow and manage growth and retain its key employees; costs related to the Transactions; DraftKings’ and Jackpocket’s abilities to execute their respective business plans and meet their respective projections; potential litigation involving DraftKings or Jackpocket; changes in applicable laws or regulations, particularly with respect to online gaming, digital lottery courier or similar businesses; general economic and market conditions impacting demand for DraftKings’ and Jackpocket’s products and services; economic and market conditions in the media, entertainment, gaming, lottery and software industries in the jurisdictions in which DraftKings and Jackpocket operate; global conditions and economic factors, as well as the potential impact of general economic conditions, including inflation, rising interest rates and instability in the banking system, on DraftKings’ and Jackpocket’s liquidity, operations and personnel, as well as the risks, uncertainties, and other factors described in “Risk Factors” in DraftKings’ filings with the SEC, which are available on the SEC’s website at www.sec.gov. Additional information will be made available in other filings that DraftKings makes from time to time with the SEC. The forward-looking statements contained herein are based on the DraftKings management’s current expectations and beliefs and speak only as of the date hereof, and neither DraftKings nor Jackpocket makes any commitment to update or publicly release any revisions to forward-looking statements in order to reflect new information or subsequent events, circumstances or changes in expectations, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number
2.1
Agreement and Plan of Merger and Plan of Reorganization, dated as of February 11, 2024, by and among DraftKings Inc., DraftKings Holdings Inc., Fortune Merger Sub Inc., Fortune Merger Sub LLC, JackPocket Inc. and Shareholder Representative Services LLC.

99.1	Press Release, dated as of February 15, 2024, reporting financial results for the fourth quarter and year ended December 31, 2023.
99.2	Press Release, dated as of February 15, 2024, issued by DraftKings Inc. and JackPocket Inc.
*Annexes, schedules and/or exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted attachment to the SEC on a confidential basis upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 15, 2024

DRAFTKINGS INC.

By:	/s/ R. Stanton Dodge
Name:	R. Stanton Dodge
Title:	Chief Legal Officer and Secretary